SUPPLEMENT TO THE PROSPECTUSES

andSTATEMENT OF ADDITIONAL INFORMATION

OF

  Wells Fargo Emerging Markets Bond Fund
Wells Fargo International Government Bond Fund
(each a “Fund”, together the “Funds”)

Anthony Norris has announced his intention to retire from Wells Fargo Asset Management (International), LLC on

October 3, 2018.   He will continue to serve as a portfolio manager of the Funds through October 3, 2018. After October 3, 2018, all references to Anthony Norris in the Funds’ prospectuses and Statement of Additional Information are hereby removed. Michael Lee and Alex Perrin will continue as portfolio managers of the Funds.

August 30, 2018                                                                                                                                         II088/P1300SP